Inventories - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Classes of current inventories [abstract]
Raw materials	¥ 1,500,034	$ 211,717	¥ 1,243,955
Work in progress	35,688	5,037	30,038
Finished goods	1,288,415	181,848	1,243,871
Total inventories at the lower of cost and net realizable value	¥ 2,824,137	$ 398,602	¥ 2,517,864